UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 23, 2012, IDT Corporation (the “Registrant”) issued a press release announcing that its Board of Directors declared a special dividend of $0.60 per share to holders of its Class A and Class B common stock. The Registrant also announced suspension of payment of its regular $0.15 quarterly dividends for its 2013 fiscal year, the twelve months ending July 31, 2013. The special dividend will be paid on or about November 13, 2012 to stockholders of record of as of the close of business on November 5, 2012.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release of the Registrant, dated October 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Howard S. Jonas
Name: Howard S. Jonas
Title: Chairman and Chief Executive Officer

Dated: October 24, 2012

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of the Registrant, dated October 23, 2012.